                                                                   EXHIBIT 10.21



                             STOCKHOLDERS AGREEMENT

                                  by and among

                  THE SALK INSTITUTE BIOTECHNOLOGY/INDUSTRIAL
                               ASSOCIATES, INC.,

                          PHILLIPS PETROLEUM COMPANY,

                   THE SALK INSTITUTE FOR BIOLOGICAL STUDIES,

                                  SKANDIGEN AB

                                      and

                    THE STOCKHOLDERS OF PROTEASE CORPORATION

                          Dated as of October 1, 1991

                             STOCKHOLDERS AGREEMENT


         THIS AGREEMENT dated as of October 1, 1991 by and among THE SALK INSTITUTE BIOTECHNOLOGY/INDUSTRIAL ASSOCIATES, INC., a Delaware corporation having its principal place of business in La Jolla, California ("SIBIA"); PHILLIPS PETROLEUM COMPANY, a Delaware corporation having its principal place of business in Bartlesville, Oklahoma ("Phillips"); THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, a California nonprofit public benefit corporation having its principal place of business in La Jolla, California ("Salk"); SKANDIGEN AB, a Swedish corporation having its principal place of business in Stockholm, Sweden ("Skandigen"-Phillips, Salk and Skandigen are hereinafter collectively referred to as the "Major Investors") and those stockholders of Protease Corporation listed on Exhibit A hereto ("Stockholders"), with respect to the following facts:

         A. SIBIA, Protease Corporation and the Stockholders have entered into an Agreement and Plan of Reorganization, dated as of September 17, 1991 (the "Reorganization Agreement"), providing for the merger of Protease with and into SIBIA (the "Merger"). Upon consummation of the Merger, each of the issued and outstanding shares of the common stock of Protease will be canceled and converted into 2.638088 shares of Series A Common Stock of SIBIA and warrants to purchase an additional 0.879373 shares of SIBIA Series A Common Stock. The shares of Series A Common Stock of SIBIA acquired by the Stockholders pursuant to the Merger are referred to herein as the "Restricted Shares" subject to this Agreement.

         B. The parties hereto acknowledge and agree that it is in their mutual best interests to restrict the transfer of the Restricted Shares prior to the time that a public market for SIBIA's Series A Common Stock is established.

         NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties hereto agree as follows:

         1. RIGHT OF FIRST REFUSAL UPON TRANSFER OF SHARES. At all times prior to the termination of this Agreement as provided in Section 7 below, no Stockholder shall sell, exchange, assign, transfer, pledge, hypothecate or otherwise encumber or permit to become encumbered, give or otherwise dispose of, whether any such disposition shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order, rule or regulation of any administrative body (any of said acts being a "transfer") any of the Restricted Shares, except as provided below:

         (a) Permitted Transfers. Notwithstanding the foregoing, a Stockholder may transfer all (but not less than all) of its Restricted Shares to a spouse, child, step-child, grandchild, parent or sibling, or legal dependent of the Stockholder, or to a trust of which the beneficiary or beneficiaries of the corpus and the income shall be either the Stockholder or a person listed above (collectively "Permitted Transferees). Any Permitted Transferee to whom Restricted Shares are transferred may thereafter transfer such shares to the Stockholder or to another Permitted Transferee.

         (b) First Refusal Rights. It is hereby agreed among the parties hereto that, except for a transfer permitted under Section l(a) above, before there can be a valid sale or transfer for consideration by a Stockholder or Permitted Transferee (hereinafter an "Offeror") of any of the Restricted Shares to any other party, the Offeror shall first offer its Restricted Shares to SIBIA, which (subject to paragraphs (iv) and (v) hereunder) can purchase all or part of the Restricted Shares, and then to the Major Investors and the other Stockholders, in the following manner:

                 (i) Such Offeror shall deliver a notice (the "Transfer Notice") in writing by mail or otherwise to SIBIA stating the price, terms and conditions of such proposed transfer, identifying the proposed transferee, stating the number of Restricted Shares to be sold or transferred, and its intention so to sell or transfer such shares. Within 30 days thereafter, SIBIA shall have the prior right to purchase all or a portion of the shares so offered at the price and upon the terms and conditions stated in the Transfer Notice. SIBIA shall notify the Offeror, the Major Investors and the other Stockholders of the number of shares covered by the Transfer Notice that it wishes to purchase.

                 (ii) For a further Period of 15 days following the receipt of notice from SIBIA regarding its intention to purchase less than all of the shares covered by the notice from the Offeror (but in no event more than 45 days from the receipt of the Transfer Notice from the Offeror), the Major Investors and the other Stockholders shall have the prior right to purchase on a pro rata basis all (but not less than all, unless this requirement is waived by the Offeror) of the remaining Restricted Shares so offered at the price and upon the terms and conditions stated in the Transfer Notice.

                 (iii) If all of the shares referred to in the Transfer Notice are not disposed of under paragraphs (i) and (ii) above, any Major Investor or Stockholder desiring to purchase shares in a number in excess of its proportionate share, as provided in paragraph (ii) above, shall be entitled to purchase such proportion of those shares which remain thus undisposed of as the total number of shares which it holds bears to the total number of shares held by all of the Major Investors and Stockholders desiring to purchase shares in excess of those to which they are entitled under such apportionment. Such apportionment shall be made successively until all of the shares offered shall have been allocated to purchasing Major Investors and/or Stockholders and such apportionment shall be completed within 45 days from the date of delivery of the Transfer Notice.

                 (iv) If all of the Restricted Shares offered in the Transfer Notice are not so purchased by SIBIA, the Major Investors and the other Stockholders, the Offeror shall have no obligation to sell such Restricted Shares to SIBIA, the Major Investors and the other Stockholders and said Offeror may then sell all of such Restricted Shares to any proposed transferee(s) identified in the Transfer Notice, but only to such an identified transferee and only within a period of 120 days from the date of its first notice; provided, however, that said Offeror shall not sell or transfer the Restricted Shares at a lower price or on terms more favorable to such transferee(s) than those specified in the Transfer Notice. After said 120-day period, the foregoing procedure for first offering Restricted Shares to SIBIA, the other Major Investors and the other Stockholders shall again apply.

                 (v) Within the limitations herein provided, SIBIA may purchase the Restricted Shares as described above from any Offeror; provided, however, that at no time shall SIBIA be permitted to purchase all of its outstanding voting shares.

         (c) Transfer Obligations. (i) At least ten (10) days to the proposed effective date of any transfer permitted under Sections 1(a) and l(b) above, the Stockholder making the transfer shall give to SIBIA written notice thereof accompanied by a written agreement executed by the transferee shareholder (the "Transferee"), in form and substance satisfactory to SIBIA, which provides that: (A) from and after the effective date of such transfer, the Restricted Shares acquired by the Transferee in such transfer shall continue to be subject to the terms and conditions of this Agreement to the same extent and in the same manner as if the Restricted Shares were still owned by the transferring party; (B) the Transferee assumes in writing and agrees to be bound by all the terms and conditions of this Agreement; and (C) the transferring party shall continue to be bound by the terms and conditions hereof, except to the extent released therefrom by SIBIA.

         (ii) Any person acquiring Restricted Shares pursuant to this Section l(c) shall receive and hold the Restricted Shares subject to the terms and provisions of this Agreement. SIBIA shall not transfer the Restricted Shares on its books, and shall not recognize any purported transfer, unless and until the transfer is made in accordance with the terms of this Section 1 and the transferee, if not then a party, has become a party to this Agreement by executing a counterpart hereof.

         (iii) If requested by SIBIA, each Stockholder or Transferee desiring to transfer Restricted Shares shall furnish SIBIA with an opinion of counsel satisfactory to SIBIA and its counsel, to the effect that appropriate actions necessary for compliance with the Securities Act of 1933 and any applicable state laws have been taken or that exemptions from the registration or qualification requirements thereof are available.

         (d) Legends on Shares. SIBIA shall place the following legends on the certificates for the Restricted shares, referring to this Agreement and thereby to the restrictions on transfer of such shares set forth in this
Section 1:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

         2.      REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933

                 (a) Company Registration. Whenever SIBIA proposes to register any of its Series A Common Stock (or successor securities) under the Securities Act of 1933 (the "1933 Act") for a public offering for cash, whether as a primary or secondary offering pursuant to registration rights granted to holders of other securities of SIBIA), other than a registration relating to employee benefit plans, SIBIA shall, each such time, give to the Major Investors and the Stockholders written notice of its intent to do so. Upon the written request of a Major Investor or Stockholder given within 20 days after mailing of any such notice, SIBIA shall use its best efforts to cause to be included in such registration (and any related qualification under state securities laws) all of the Series A Common Stock of SIBIA held by any such Major Investor and all of the Restricted Shares held by any such Stockholder as to which registration was requested; provided (a) any such major Investor or Stockholder agrees to sell such shares in the same manner and on the same terms and conditions as the other Series A Common Stock which SIBIA proposes to register, and (b) if the registration is to include Series A Common Stock to be sold for the account of SIBIA, the proposed managing underwriter does not advise SIBIA that, in its opinion, the inclusion of the Major Investor's and/or Stockholder's shares is likely to affect adversely the success of the offering by SIBIA or the price it would receive, in which case the rights of the Investor shall be as provided in Section 2(c) hereof.

                 (b)      Obligations of SIBIA.  Whenever required under
Section 2(a) to use its best efforts to effect the registration of any of shares of Series A Common Stock, SIBIA shall, as expeditiously as reasonably possible:

                 (i) Prepare and file with the SEC a Registration Statement with respect to such shares and use its best efforts to cause such Registration Statement to become and remain effective; provided, however, SIBIA shall in no event be obligated to cause any such registration to remain effective for more than 120 days;

                 (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and prospectus (the "Prospectus") used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

                 (iii) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the Registration Statement; provided, that SIBIA shall not be required in connection therewith or as condition therewith or thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (iv) Furnish to the Major Investors and Stockholders such numbers of copies of the Prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of shares owned by them;

                 (v) Notify the Major Investors and Stockholders participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

                 (vi) Notify such Major Investors and Stockholders, or their attorneys-in-fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         (c) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by SIBIA, SIBIA shall not be required to include any of the Major Investors' securities or Stockholders' Restricted Shares therein unless the Major Investors and Stockholders accept and agree to the terms of the underwriters selected by SIBIA, and then only in such quantity as will not in the opinion of the underwriters jeopardize the success of the offering by SIBIA. If the total number of shares of stock which the Major Investors and Stockholders request to be included in any offering exceeds the number of such shares which the underwriters reasonably believe compatible with the success of the offering, SIBIA shall only be required to include in the offering so many of the shares of stock of the Major Investors and Stockholders as the underwriters believe will not jeopardize the success of the offering (the shares so included to be apportioned pro rata among the Major Investors and Stockholders according to the total numbers of shares of Series A Common Stock and Restricted Shares requested to be included in such offering by the Major Investors and Stockholders, respectively, or in such other proportions as they shall mutually agree).

         (d) Indemnification. Each of the Major Investors, the Stockholders and SIBIA shall enter into standard forms of indemnification agreements with respect to such party indemnifying the other for statements or omissions with respect to said Registration Statement as attributable to such party.

         (e) Expenses. All expenses incurred in connection with a registration made in accordance with this Section 2 (excluding underwriting commissions and discounts relating to the sale of shares owned by the Major Investors and Stockholders), including, without limitation, all registration and qualification fees, printing and accounting fees, the fees and disbursements of counsel for SIBIA and the reasonable fees and disbursements of one counsel for those Major Investors and Stockholders electing to use said counsel, shall be borne by SIBIA.

         (f) Information. It shall be a condition precedent to the obligations of SIBIA to take any action pursuant to this Section 2 that the Major Investors and Stockholders shall furnish to SIBIA such information regarding them, the shares held by them, and the intended method of disposition thereof, as SIBIA shall reasonably request and as shall be required in connection with the actions to be taken by SIBIA.

         (g) Transfer of Registration Rights. The registration rights of the Major Investors and Stockholders under this Section 2 may be transferred to any transferee of a Major investor or Stockholder who acquires at least that number of shares which represent not less than one percent (1%) of SIBIA's outstanding capital stock (on a fully converted basis for any convertible Preferred Stock) at the time of transfer; provided that SIBIA has been given written notice by the Major Investor or Stockholder at the time of such transfer stating the name of and address of the transferee and identifying the shares with respect to the rights under this Section 2 are being assigned.

         (h) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of shares to the public without registration, SIBIA agrees that, at all times after the effective date of the first Registration Statement filed by SIBIA for a public offering of its Series A Common Stock, it will:

                 (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act;

                 (ii) So long as any Major Investor, Stockholder or Transferee owns any unregistered Series A Common Stock or Restricted Shares, furnish to such Major Investor, Stockholder or Transferee upon request: (1) a written statement by SIBIA as to its compliance with the reporting requirements of Rule 144 and of the 1933 Act and the Securities Exchange Act of 1934, as amended; (2) a copy of the most recent annual or quarterly report of SIBIA; and
(3) such other reports and documents so filed by SIBIA as such person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing that person to sell any such securities without registrations.

         (i) Except as expressly provided in this Section 2, SIBIA has not granted to any of the Major Investors, Stockholders or Transferees any rights relating to the registration of shares of SIBIA's capital stock.

         3. INFORMATION RIGHTS. Upon request, SIBIA shall deliver to the Stockholders regularly prepared quarterly and annual financial statements, including all audited statements, and any financial and other reports required under Delaware or California law to be delivered to shareholders of a Delaware corporation operating in California and such other reports as the parties may agree upon.

         4. NO INDUCEMENTS. Each Stockholder acknowledges and represents for the benefit of all other parties that, in executing this Agreement, such Stockholder has not relied upon any inducements, promises, or representations made by any other party or any affiliates of any party, other than those set forth in this Agreement and the Reorganization Agreement, and that this Agreement has been freely and voluntarily entered into,

         5. NON-ASSIGNABILITY. Except as provided in Sections 1(a), 1(c) and 2(g) above, this Agreement and the rights and obligations provided for herein may not be assigned or delegated by any party without the prior written consent of the other parties hereto. Subject to the foregoing, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

         6. NOTICES. Any notices, requests, consents, or other communications with respect to this Agreement shall be in writing and shall be deemed to have been-duly given if delivered personally, sent by telex or facsimile, or five (5) days after, sent by certified or registered mail, return receipt requested postage prepaid to the parties at the respective addresses set forth below:

To Phillips:

         Phillips Petroleum Company
         260 Research Forum
         Bartlesville, Oklahoma 74004
         Attention:  F. Ben Jones, Vice President of Research
                     and Development

To Salk:

         The Salk Institute for Biological Studies
         10010 North Torrey Pines Road
         La Jolla, California 92037
         Attention:  Delbert E. Glanz, Executive Vice President

         with a copy to:

         Julius Tabin, Esquire
         Fitch, Even, Tabin & Flannery
         135 South LaSalle Street
         Chicago, Illinois 60603-4277

To SIBIA:

         The Salk Institute Biotechnology/
           Industrial Associates, Inc.
         505 Coast Boulevard South
         La Jolla, California 92037
         Attention: William T. Comer, President and Chief
                       Executive Officer
         with a copy to:

         David J. Grant, Esquire
         McKenna & Fitting
         444 South Flower Street
         Los Angeles, California 90071

To Skandigen:

         Skandigen AB
         Norrlandsgatan 15
         S-111 43 Stockholm,
         SWEDEN
         Attention:  Bertil Aberg, President

         with a copy to:

         James F. Farrington, Jr., Esquire
         Reid & Priest
         40 West 57th Street
         New York, New York 10019

To the Stockholders:

         at their respective addresses as set forth in Exhibit A hereto with a copy to:

         Paul Kreutz, Esquire
         Ware & Freidenrich, P.C.
         400 Hamilton Avenue
         Palo Alto, California 94301-1809

or such other address as shall be furnished in writing by any such party, any such notice or communication shall be deemed to have been given two business days after date of such mailing (except that a notice of change of address shall not be deemed to have been given until received by the addressee). Notices may also be sent by telegram, telex or hand delivery and in such event shall be deemed to have been given as of the date received.

         7. TERMINATION. The obligations of the parties under this Agreement, other than the obligations of SIBIA under Section 2 above and those of the Stockholders and Transferees under Section 1(c)(iii) above, shall terminate on the later to occur of (i) the effective date of the first Registration Statement filed by SIBIA for a public offering of its Series A Common Stock or successor securities or (ii) the expiration of the period of time (not to exceed 180 days), if any, after such effective date in which SIBIA and each holder of more than five percent (5%) of the outstanding Series A Common Stock agree with the underwriter or underwriters with respect to such public offering not to issue, sell, sell short, grant an option to buy, or otherwise dispose of shares of Series A Common Stock of SIBIA.

         B.      MISCELLANEOUS.

         (a) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the transfer of the Restricted Shares and the grant of Registration Rights with respect to SIBIA's Series A Common Stock, and supersedes all prior agreements and understandings relating to such subject matters. This Agreement shall not, however, supercede that certain Stock Purchase and Stockholders Agreement dated as of April 11, 1988 by and between SIBIA and the Major Investors, except that portion of said agreement that grants Registration Rights to the Major Investors.

         (b) Amendments and Waivers. This Agreement may be amended only by an instrument executed by each of the parties hereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (d) Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

         (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A.

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                                                PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.

By: /s/ WILLIAM T. COMER, PRESIDENT                                               By:
   ----------------------------------------------                                    --------------------------------------------
     William T. Comer, President                                                      F. Ben Jones, Vice President
     and Chief Executive Officer                                                      of Research and Development

SKANDIGEN AB                                                                      THE SALK INSTITUTE FOR
                                                                                  BIOLOGICAL STUDIES

By:                                                                               By:
   ----------------------------------------------                                    --------------------------------------------
     Bertil Aberg, Managing                                                           Delbert E. Glanz, Executive
     Director                                                                         Vice President


                                                                THE STOCKHOLDERS:


/s/ STEVEN L. WAGNER
- ------------------------------------------------                                  --------------------------------------------------
Steven L. Wagner                                                                  William E. Van Nostrant


- ------------------------------------------------                                  --------------------------------------------------
William D. Rowzee                                                                 Paul J. Isakson


- ------------------------------------------------                                  --------------------------------------------------
Richard Pascarelli                                                                Ronald Coleman

/s/ JEFFREY FARROW
- ------------------------------------------------                                  --------------------------------------------------
Jeffrey Farrow                                                                    Jerry Weisbach


- ------------------------------------------------                                  --------------------------------------------------
Robert Van Nostrant                                                               Charles Broska


- ------------------------------------------------                                  --------------------------------------------------
Lawrence D. Poster                                                                Alice Lau


- ------------------------------------------------
Tim Blanchard                                                                     UNIVERSITY OF CALIFORNIA


                                                                                  By
                                                                                    -------------------------------------------
                                                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By: /s/ F. BEN JONES
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   ----------------------------                  -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska



- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau



- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                    -------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By: /s/ BERTIL ABERG                          By:
   -----------------------------                 -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                               Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska



- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau



- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                    --------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By: /s/ DELBERT E. GLANZ
   -----------------------------                 -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                               Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska



- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau



- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                   ---------------------------
                                                    [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:_____________________________              By:_____________________________
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By;_____________________________              By:_____________________________
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

                                                  /s/  WILLIAM E. VAN NOSTRAND
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand



- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska



- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau



- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


/s/  WILLIAM D. ROWZEE
- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska


/s/  LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau



- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


                                                  /s/  PAUL J. ISAKSON
- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska


- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau


- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson

/s/  RICHARD PASCARELLI
- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska

/s/  LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau


- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson

                                                  /s/  RONALD COLEMAN
- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska

/s/ LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau



- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman

                                                  /s/  JERRY WEISBACH
- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska

/s/  LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau


- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach

/s/  ROBERT VAN NOSTRAND
- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska

/s/  LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau


- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach

                                                   /s/  CHARLES BROSKA
- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska



- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau



- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By: /s/  WILLIAM T. COMER                     By:
   -----------------------------                 -------------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -------------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:

/s/  STEVEN L. WAGNER
- -----------------------------                     -----------------------------
Steven L. Wagner                                  William E. Van Nostrand


- -----------------------------                     -----------------------------
William D. Rowzee                                 Paul J. Isakson


- -----------------------------                     -----------------------------
Richard Pascarelli                                Ronald Coleman


- -----------------------------                     -----------------------------
Jeffery Farrow                                    Jerry Weisbach


- -----------------------------                      -----------------------------
Robert Van Nostrand                                Charles Broska

/s/  LAWRENCE D. POSTER
- -----------------------------                      -----------------------------
Lawrence D. Poster                                 Alice Lau


- -----------------------------
Tim Blanchard                                      UNIVERSITY OF CALIFORNIA

                                                   By
                                                     ---------------------------
                                                      [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                               Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska


                                                 /s/ ALICE LAU
- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau



- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                   ---------------------------
                                                    [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                               Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska



- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau


/s/ TIM BLANCHARD
- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                   ---------------------------
                                                    [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                  PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                           By:
   -----------------------------                 -----------------------------
   William T. Comer, President                   F. Ben Jones, Vice President
   and Chief Executive officer                   of Research and Development


SKANDIGEN AB                                  THE SALK INSTITUTE FOR
                                              BIOLOGICAL STUDIES


By:                                           By:
   -----------------------------                 -----------------------------
   Bertil Aberg, Managing                        Delbert E. Glanz, Executive
   Director                                      Vice President


                               THE STOCKHOLDERS:


- -----------------------------                    -----------------------------
Steven L. Wagner                                 William E. Van Nostrand



- -----------------------------                    -----------------------------
William D. Rowzee                                Paul J. Isakson


- -----------------------------                    -----------------------------
Richard Pascarelli                               Ronald Coleman


- -----------------------------                    -----------------------------
Jeffery Farrow                                   Jerry Weisbach


- -----------------------------                    -----------------------------
Robert Van Nostrand                              Charles Broska



- -----------------------------                    -----------------------------
Lawrence D. Poster                               Alice Lau


/s/ TIM BLANCHARD
- -----------------------------
Tim Blanchard                                    UNIVERSITY OF CALIFORNIA

                                                 By
                                                   ---------------------------
                                                    [Name; Title]

         IN WITNESS WHEREOF, the undersigned hereto have executed this Agreement as of the day and year first above written.

THE SALK INSTITUTE                                PHILLIPS PETROLEUM COMPANY
BIOTECHNOLOGY/INDUSTRIAL
ASSOCIATES, INC.


By:                                         By:
   -----------------------------               -----------------------------
   William T. Comer, President                 F. Ben Jones, Vice President
   and Chief Executive officer                 of Research and Development


SKANDIGEN AB                                THE SALK INSTITUTE FOR
                                            BIOLOGICAL STUDIES


By:                                         By:
   -----------------------------               -----------------------------
   Bertil Aberg, Managing                      Delbert E. Glanz, Executive
   Director                                    Vice President


                               THE STOCKHOLDERS:


- -----------------------------                  -----------------------------
Steven L. Wagner                               William E. Van Nostrand



- -----------------------------                  -----------------------------
William D. Rowzee                              Paul J. Isakson


- -----------------------------                  -----------------------------
Richard Pascarelli                             Ronald Coleman


- -----------------------------                  -----------------------------
Jeffery Farrow                                 Jerry Weisbach


- -----------------------------                  -----------------------------
Robert Van Nostrand                            Charles Broska



- -----------------------------                  -----------------------------
Lawrence D. Poster                             Alice Lau



- -----------------------------
Tim Blanchard                                  UNIVERSITY OF CALIFORNIA

                                               By /s/ CARL B. WOOTTEN
                                                 ---------------------------
                                                  Carl B. Wootten, Director
                                                  Office of Technology Transfer

                                Spousal Consent



         I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions my spouse has agreed to limitations on his [her] ability to freely transfer his [her] shares in SIBIA, including my community interest in them. I hereby consent to and approve of the provisions of the Agreement, and agree that those shares and my interest in them are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on those shares or my interest in them.

                 Executed this_______day of______________________1991  at
____________________________________


                                       _________________________________

                                   Exhibit A

     Stockholder                                 Address for Notices


     Steven L. Wagner                            1295 Prospect Street, Unit D
                                                 La Jolla, CA 92037

     William E. Van Nostrand                     60 Havenwood
                                                 Irvine, CA 92714

     William D. Rowzee                           30941 San Clemente
                                                 Hayward, CA 94544

     University of California                    Office of Technology Transfer
                                                 1320 Harbor Bay Parkway
                                                 Suite 150
                                                 Alameda, CA 94501

     Paul J. Isackson                            Mayo Clinic Jacksonville
                                                 4500 San Pablo Road
                                                 Jacksonville, Florida 32224

     Richard Pascarelli                          913 walnut Street
                                                 San Carlos, CA 94070

     Ronald Coleman                              4 North Second Street Suite 850
                                                 San Jose, CA 95113

     Jeffrey Farrow                              21437 Firwood
                                                 Lake Forrest, CA 92630

     Jerry Weisbach                              1351 Glendalock Circle
                                                 Ann Arbor, MI 48014

     Robert Van Nostrand                         15 Mariners Circle
                                                 W. Islip, NY 11795

     Charles Broska                              26521 Azuer Drive
                                                 Mission Viejo, CA 92691

     Lawrence D. Poster                          4 Park Avenue
                                                 Suite 11 J
                                                 New York, NY 10016

     Alice L. Lau                                4621 Ranchgrove
                                                 Irvine, CA 92714

     Tim Blanchard                               90 Brown Street
                                                 N. Dartmouth, MA 02747